                             TRUST AGREEMENT dated            , 1996 by and
                             between UNITY FIRST ACQUISITION CORP. (the
                             "Company") and THE BANK OF NEW YORK (the
                             "Trustee").


                      ____________________________________________


         The Company's Registration Statement on Form S-1, No. 333-11165 (the "Registration Statement"), for its initial public offering of securities (the "IPO") was declared effective by the Securities and Exchange Commission on
   , 1996 (such date on which the Registration Statement was declared effective being referred to as the "Effective Date");

         GKN Securities Corp. and Gaines, Berland Inc. are the underwriter in the IPO;

         A percentage of the gross proceeds of the IPO, will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and all of the stockholders of the Company other than the owners of the shares of the Company's Common Stock outstanding immediately prior to the Effective Date, all as set forth herein (the amount to be delivered to the Trustee will be referred to herein as the "Property"); the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the "Public Stockholders" and the Public Stockholders and the Company will be referred to collectively as the "Beneficiaries");

         The Company and the Trustee desire to enter into an agreement setting forth the terms and conditions pursuant to which the Trustee shall hold the Property;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. AGREEMENTS AND COVENANTS OF TRUSTEE. The Trustee hereby agrees and covenants to:

              (a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement and in a trust account ("Trust Account");

              (b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

              (c) Make such investments and reinvestments of the Property in U.S. Government securities and money market vehicles in a timely manner at the direction of the Company. Interest and other earnings on the Property shall be added to the principal of the Trust Account and shall be included in the term "Property" as used herein;

              (d) Collect and receive, when due, all principal and income arising from the Property;

              (e) Notify the Company of all communications received by it with respect to any Property requiring action by the Company;

              (f) Supply any necessary information or documents as may be requested by the Company in connection with the Company's preparation of the tax returns for the Trust Account;

              (g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

              (h) Render to the Company, and to such other person as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account; and

              (i) Commence liquidation of the Trust Account only after receipt of and only in accordance with the terms of a letter ("Termination Letter"), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President or Chairman of the Board and Secretary. The Trustee shall complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter.


         2. AGREEMENTS AND COVENANTS OF THE COMPANY. The Company hereby agrees and covenants to:

              (a) Give all instructions to the Trustee hereunder in writing, signed by the Company's President or Chairman of the Board. In addition, except with respect to its duties under paragraph 1(i) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions.

              (b) Hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim or demand, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the "Indemnified Claim"). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. Notwithstanding the foregoing sentence, the Trustee shall not have the right to settle any action without the consent of the Company, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel.

              (c)  Pay the Trustee an annual fee of        of 1% of the total
market value of the Trust Account, payable quarterly on a pro rata basis. The Trustee shall be compensated for any special services that it may render provided that the nature of the services and the amount of the compensation shall be agreed upon by the Trustee and the Company in advance of the rendering of such services. The Trustee shall also be compensated for all reasonable expenses that it may incur in the event that it may submit an application to have the property deposited with the United States District Court for the Southern District of New York. The Company shall not be responsible for any other fees or charges of the Trustee except as may be provided by the foregoing sentences and in paragraphs 2(b) and 3(i) hereof.


         3. LIMITATIONS OF LIABILITY. The Trustee shall have no responsibility or liability to:

              (a) Take any action with respect to the Property, other than as directed in paragraph 1 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

              (b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and it shall have advanced or guaranteed to it funds sufficient to meet any expenses incident thereto;

              (c) Change the investment of any Property, other than in compliance with paragraph 1(c);

              (d)  Refund any depreciation in principal of any Property;

              (e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

              (f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a writing delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

              (g) Be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Trustee be responsible or liable to the other parties hereto or to anyone else in any respect on account of the liability, authority, or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Trustee shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Trustee pursuant to the provisions hereof;

              (h) Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement;

              (i)  Pay any taxes on behalf of the Trust Account; and

              (j) The Trustee shall have no duties or responsibilities except as expressly provided in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee. The Trustee shall neither be obligated to recognize nor have any liability or responsibility arising out of any other agreement to which the Trustee is not a party even though reference thereto may be made herein.
                                          3

         4.   TERMINATION.     This Agreement shall terminate as follows:

              (a) If the Trustee gives written notice to the Company that it desires to terminate this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with the United States District Court for the Southern District of New York.

              (b) At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of paragraph 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate; or

              (c)  On such date after            , 1998 when the Trustee
deposits the Property with the United States District Court for the Southern District of New York in the event that, prior to such date, the Trustee has not received a Termination Letter from the Company pursuant to paragraph 1(i).


         5.   MISCELLANEOUS.

              (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. It may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument.

              (b) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. This Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto.

              (c) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York for purposes of resolving any disputes hereunder.

              (d) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier services, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:


              If to the Trustee, to:

              The Bank of New York


              Fax No.: (212)
              Attention:

              If to the Company, to:

              Unity First Acquisition Corp.
              245 Fifth Avenue - Suite 1500
              New York, New York  10016
              Fax No.: (212) 447-7020

              in either case with a copy to:

              GKN Securities Corp.
              61 Broadway
              New York, New York  10006
              Fax. No.: (212)
              Attention:

                     and

              American Stock Transfer & Trust Company
              40 Wall Street
              New York, New York  10005
              Fax No.: (718) 236-4588


              (e) This Agreement may not be assigned by the Trustee without the consent of the Company.

              (f) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account except to the extent of the fees and other costs described in paragraph 2(c).

              IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.


                        THE BANK OF NEW YORK, as Trustee


                        By: ______________________________________________
                             Name:
                             Title:


                        UNITY FIRST ACQUISITION CORP.


                        By: ______________________________________________
                            Name:      Lawrence Burstein
                            Title:     President

                                                                     EXHIBIT A

                               [Letterhead of Company]





                                                      [Insert date]


The Bank of New York



    Re:  TRUST ACCOUNT NO. _________________TERMINATION LETTER

Gentlemen:

    Pursuant to paragraph 1(i) of the Trust Agreement between Unity First Acquisition Corp. ("Company") and The Bank of New York as trustee ("Trustee"),
dated as of            , 1996 ("Trust Agreement"), this is to advise you that
the Company has entered into an agreement ("Business Agreement") with _______________ ("Target Business") to consummate a business combination with a Target Business ("Business Combination") on or about [insert date]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination ("Consummation Date").

    In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

    On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, and
(ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account ("Instruction Letter"). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel's letter and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

                                  Very truly yours,

                                  UNITY FIRST ACQUISITION CORP.



                                  By: ______________________________________
                                       Lawrence Burstein, President



                                  By: ______________________________________
                                       Norman Leben, Secretary

                                                                     EXHIBIT B

                               [Letterhead of Company]






                                  [Insert date]


The Bank of New York



    Re:  TRUST ACCOUNT NO._________________TERMINATION LETTER

Gentlemen:

    Pursuant to paragraph 1(i) of the Trust Agreement between Unity First Acquisition Corp. ("Company") and The Bank of New York as trustee ("Trustee"),
dated as of            , 1996 ("Trust Agreement"), this is to advise you that
the Board of Directors of the Company has voted to dissolve and liquidate the Company. Attached hereto is a copy of the minutes of the meeting of the Board of Directors of the Company relating thereto, certified by the secretary of the Company.

    In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account. You will notify the Company and American Stock Transfer & Trust Company ("Designated Paying Agent") in writing as to when all of the funds in the Trust Account will be available for immediate transfer ("Transfer Date"). The Designated Paying Agent shall thereafter notify you as to the account or accounts of the Designated Paying Agent that the funds in the Trust Account should be transferred to on the Transfer Date so that the Designated Paying Agent may commence distribution of such funds in accordance with the Company's instructions. You shall have no obligation to oversee the Designated Paying Agent's distribution of the funds. Upon the payment to the Designated Paying Agent of all the funds in the Trust Account, the Trust Agreement shall be terminated.

                                  Very truly yours,

                                  UNITY FIRST ACQUISITION CORP.



                                  By: ______________________________________
                                       Lawrence Burstein, President




                                  By: ______________________________________
                                       Norman Leben, Secretary